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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 25, 2014

CENTURY PROPERTIES GROWTH FUND XXII, LP

(Exact name of registrant as specified in its charter)

DELAWARE	0-13418	94-2939418
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

80 INTERNATIONAL DRIVE, POST OFFICE BOX 1089 GREENVILLE, SOUTH CAROLINA		29602
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (864) 239-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  Other Events.

               As previously disclosed, on August 29, 2013, Century Properties Growth Fund XXII, LP, a Delaware limited partnership (“CPGF XXII”) owns a 100% interest in Wood Creek CPGF 22, L.P., a Delaware limited partnership (“Wood Creek”), which is CPGF XXII’s sole remaining investment. On August 29, 2013, Wood Creek sold its sole investment property.  On September 6, 2013, in accordance with the terms of CPGF XXII’s partnership agreement, CPGF XXII’s managing general partner completed an evaluation of the cash requirements of CPGF XXII and accordingly, distributed approximately $10,300,000 of the net sale proceeds from the Wood Creek sale to CPGF XXII’s partners.

On November 18, 2013, Fox Partners IV, LP, the general partner of CPGF XXII, and Fox Capital Management Corporation, the managing general partner of Fox Partners IV, LP, resolved to dissolve CPGF XXII pursuant to CPGF XXII’s partnership agreement and the Delaware Revised Uniform Limited Partnership Act (the “Dissolution”).

After carrying out the steps required by CPGF XXII’s partnership agreement with respect to the Dissolution, CPGF XXII filed a Certificate of Cancellation with the Delaware Secretary of State (the “Dissolution Filing”) that became effective as of March 25, 2014.  Upon the effectiveness of the Dissolution Filing, the Company will close its unit transfer books and discontinue recording transfers of its limited partnership units (“Units”), except for transfers by will, intestate succession or operation of law. From and after the effectiveness of the Dissolution Filing, the Company’s limited partners will have only such rights and obligations as provided under the Delaware Revised Uniform Limited Partnership Act for limited partners of a dissolved partnership.

Immediately following the Dissolution Filing, CPGF XXII intends to file with the Securities and Exchange Commission (the “SEC”) a Certification and Notice of Termination of Registration Under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”) or Suspension of Duty to File Reports under Sections 13 and 15(d) of the Exchange Act on Form 15. CPGF XXII will file the Form 15 to terminate the registration under section 12(g) of the Exchange Act of CPGF XXII’s Units. The Form 15 will also notify the SEC of the suspension of the Company’s periodic reporting obligation under Section 15(d) of the Exchange Act.

SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY PROPERTIES GROWTH FUND XXII, LP

Date: March 27, 2014	By:	FOX PARTNERS IV
Its General Partner

	By:	FOX CAPITAL MANAGEMENT CORPORATION
Its Managing General Partner

	By:	/s/ Stephen B. Waters Stephen B. Waters Senior Director of Partnership Accounting